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                                                                    EXHIBIT 10.8


          BANK OF AMERICA N.A.

                      SECOND MODIFICATION OF LOAN AGREEMENT

                                                                     51-557924RC

        THIS SECOND MODIFICATION OF LOAN AGREEMENT ("this Agreement") is made as
        of December   , 1999, but is in all respects effective November 29,
        1999, by and between Proxicom, Inc. (the "Borrower") and Bank of America, N.A. (the "Bank"), witnesseth:

        WHEREAS, the Borrower executed a loan agreement ("the Loan Agreement") outlining specific terms and conditions governing the Loan, and

        WHEREAS, the Borrower has requested and the Bank has agreed to renew the Loan provided that the Borrower executed this Agreement.

        NOW, THEREFORE, in consideration of the premises, the sum of $1.00 and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

        1) The statement set forth above are true and accurate in every respect and are incorporated herein by reference.

        2)      The Loan Agreement is hereby amended as follows:

                Paragraph 6.1. (ix) is hereby deleted in its entirety.

        3) Except as expressly amended herein, all of the provisions of the Loan Agreement shall remain in full force and effect. This Agreement shall in no way operate as a novation, release, or discharge of any of the provisions of the Loan Agreement (except as amended herein), or any indebtedness thereby evidenced.

        IN WITNESS WHEREOF, and intending to create an instrument executed under seal, the Borrower and the Bank have duly executed this Agreement under seal as of the day and year first written above.






                               BORROWER:
                               Proxicom, Inc.

                               BY:   /s/ CHRISTOPHER CAPUANO          (SEAL)
                                  ------------------------------------------
                               Christopher Capuano, Vice President

                               BANK:
                               BANK OF AMERICA, N.A.

                               BY:   /s/ JEAN REEVIS CROSS           (SEAL)
                                  -----------------------------------------
                               Jean Reevis Cross, Vice President